July 19, 2011

Second Quarter 2011

EARNINGS CALL

Supplemental Materials

FIS

Forward Looking Statements



Today's news release and this conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Measures



Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Consolidated Results
($ millions)





Revenue
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,276
$1,442
Q2-10
Q2-11

- Adjusted revenue growth of 13.0%
  - Organic revenue growth of 5.8%



EBITDA
$500
$400
$300
$200
$100
$392
30.7%
$415
28.8%
Q2-10
Q2-11

- EBITDA increased 5.9%
  - Includes $5 million integration, severance and M&A costs
- Margin decreased 190 bps to 28.8%
  - Revenue mix
  - Comparable to prior year on a normalized basis

Note: Calculations may differ due to rounding.

EBITDA Margin Walk



32.0%
30.0%
28.0%
26.0%
24.0%
22.0%
28.8%
30.7%
Q2 2011 - Reported
Capco
Integration, Severance and M&A
Q2 2011 - Adjusted
Q2 2010 - Reported

Financial Solutions
($ millions)



Revenue
$550
$500
$450
$400
$350
$458
$517
Q2-10
Q2-11



EBITDA
$225
$175
$125
$201
$208
43.9%
40.3%
Q2-10
Q2-11

- Financial Solutions revenue increased 12.7%
  - Growth in account processing
  - Higher services revenue
  - Addition of Capco
- Organic revenue growth of 5.2%

- EBITDA increased 3.5%
- Margin decreased 360 bps
  - Growth in services revenue
  - Addition of Capco

Note: Calculations may differ due to rounding.

FIS

Payment Solutions

($ millions)



Revenue
$650
$600
$550
$631
$632
Q2-10
Q2-11



EBITDA
$250
$200
$150
$232
$239
36.8%
37.8%
Q2-10
Q2-11

- Payment Solutions revenue increased 0.2%
  - Increased 4.1% on an adjusted basis(1)

- EBITDA increased 2.9%
- Margin increased 100 bps to 37.8%

(1) Excludes the check related businesses, which declined $1.2 million to $119.6 million, and the $17.8 million unfavorable impact of the use of the net method of accounting for merchant interchange fees.

Note: Calculations may differ due to rounding.

International Solutions
($ millions)


Revenue
$300
$250
$200
$150
$186
$293
Q2-10
Q2-11


EBITDA
$75
$50
$25
$-
$42
22.8%
$61
20.9%
Q2-10
Q2-11

- International Solutions revenue increased 57.8%
  - Increased card volumes in Brazil
  - Addition of Capco
- Organic growth of 25.2%

- EBITDA increased 44.3%
- Margin decreased 190 bps to 20.9%
  - Revenue mix
  - Addition of Capco

Note: Calculations may differ due to rounding.

Results Summary
($ millions)



	Q2-2011[1]	Q2-2010
GAAP Net Earnings from Continuing Operations	$129	$95
M&A Restructuring and Integration Costs	-	41
Acquisition Deferred Revenue Adjustment	-	3
Net Earnings, excluding other items	129	139
Acqusition Related Purchase Amortization	43	42
Adjusted Net Earnings from Continuing Operations	$172	$181
Adjusted Net Earnings Per Share from Continuing Operations	$0.55	$0.47
Weighted Average Diluted Shares	310.9	384.6

(1) Second quarter 2011 includes integration, severance and M&A costs of approximately $5 million.
Note: Calculations may differ due to rounding.

Free Cash Flow

($ millions)

	Q2-2011	Q2-2010[1]
Cash flow from operations	$263	$174
Non-GAAP items	-	10
Adjusted cash flow from operations	263	184
Capital expenditures	(68)	(76)
Free Cash Flow	$195	$108

(1) 2010 results are adjusted for M&A restructuring and integration costs and acquisition related deferred revenue.
Note: Calculations may differ due to rounding.

July 19, 2011

Second Quarter 2011

EARNINGS CALL

Supplemental Materials

Appendix

Total Debt

($ millions)

	June 30, 2011	
	Actual	Rate
Term Loan A		
2012 Maturity	$ 325	L + 1.00%
2014 Maturity	1,800	L + 2.25%
Revolver	112	L + 0.80% to 2.50%
Term Loan B (2016)[1]	1,489	L + 3.75%
Senior Unsecured Notes		
2017 Maturity	600	7.625%
2020 Maturity	500	7.875%
Other	59	NM
Total Debt	$ 4,884	
Weighted Average Rate		5.0%

(1) LIBOR floor of 150 bps.

Note: Calculations may differ due to rounding.

FIS

Non-GAAP Financial Measures

Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions, purchase accounting adjustments and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

(2011 and 2010 comparative data)		Second Quarter 2011	Second Quarter 2010		Organic Growth
Reported Revenue		$1,441.7	$1,276.3		
Pre-acquisition revenues, and purchase accounting adjustments		-	60.5		
Currency Impact		(27.4)	-		
Current period acquisitions		-	-		
Adjusted Revenue	(A)	$1,414.3	$1,336.8	(B)	5.8% (A)/(B)

Segment Organic Growth

Second Quarter

(2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$516.5	-	$516.5	$458.3	$32.9	$491.2	5.2%
Payment Solutions	632.0	-	632.0	630.6	1.2	631.8	0.0%
International Solutions	293.0	(27.4)	265.6	185.7	26.4	212.1	25.2%
Corporate	0.2	-	0.2	1.7	-	1.7	Nm
Adjusted Revenue	$1,441.7	($27.4)	$1,414.3	$1,276.3	$60.5	$1,336.8	5.8%

FIS

Non-GAAP Financial Measures

Adjusted Revenue (2010 comparative data) excludes the impact of deferred revenue purchase accounting.

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2010 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, deferred revenue purchase accounting and certain other costs.

FIS

Non-GAAP Financial Measures

Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

Adjusted free cash flow (2010 comparative data) is GAAP operating cash flow less capital expenditures and acquisition related cash items.

FIS